UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04450
                                                     ---------

                         FRANKLIN TEMPLETON GLOBAL TRUST
                        ---------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/10
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


APRIL 30, 2010

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton Global Trust

                                   (GRAPHIC)

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                                                                    FIXED INCOME

                               FRANKLIN TEMPLETON
                               HARD CURRENCY FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - TEMPLETON - MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER ..........................................................  1
SEMIANNUAL REPORT
Franklin Templeton Hard Currency Fund .......................................  3
Performance Summary ......................................................... 10
Your Fund's Expenses ........................................................ 12
Financial Highlights and Statement of Investments ........................... 14
Financial Statements ........................................................ 18
Notes to Financial Statements ............................................... 21
Shareholder Information ..................................................... 30

Shareholder Letter

Dear Shareholder:

During the six months ended April 30, 2010, world economies experienced a significant recovery driven by one of the most aggressive global policy responses in financial history. At the end of the period, however, many governments began positioning themselves to curtail their spending programs and low interest rate policies, and the market began to focus on the risks associated with this transition. Improving global economic fundamentals that had boosted investor sentiment were overshadowed by escalating sovereign debt concerns for several European countries, igniting extreme global market volatility and a flight to safety that pushed the U.S. dollar higher against many other currencies during the period.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. Although conditions remain challenging, our experience gives us reason to be optimistic about the potential for future market stabilization and economic recovery.

Franklin Templeton Hard Currency Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio manager. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA
President and Chief Executive Officer - Investment Management
Franklin Templeton Global Trust

CFA(R) is a trademark owned by CFA Institute.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     2 | Not part of the semiannual report

Semiannual Report

Franklin Templeton Hard Currency Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Hard Currency Fund seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests mainly in high-quality short-term money market instruments and forward currency contracts denominated in foreign hard currencies. The Fund focuses on countries and markets that historically have experienced low inflation rates and that, in the investment manager's view, follow economic policies conducive to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term.

We are pleased to bring you Franklin Templeton Hard Currency Fund's semiannual report for the period ended April 30, 2010.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Franklin Templeton Hard Currency Fund - Class A delivered a +0.73% cumulative total return for the six months under review. The Fund outperformed its benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which had a -5.32% total return for the same period.(1) The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The U.S. dollar rose 3.30% relative to major U.S. trading partners during the period.(2) In particular, the dollar appreciated 10.97% versus the euro and 3.86% against the Japanese yen.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

(1.) Source: J.P. Morgan. The JPM 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Source: Federal Reserve H10 Report.

(3.) Source: IDC/Exshare.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                             Semiannual Report | 3

ECONOMIC AND MARKET OVERVIEW

During the six-month period under review, the global economic recovery strengthened while productivity gains and continued slack in labor and manufacturing capacity left inflationary pressures muted. As the economic recovery progressed from an initial phase -- characterized by stabilizing confidence, resumption of global trade and inventory rebuilding -- that benefited most economies, increased differentiation between the economic performances of countries began to emerge. Most notably, the economic recovery was strongest in non-Japan Asia and Latin America, while Europe lagged the U.S. recovery. Central banks began tightening interest rates in Australia, Norway, Israel, India, Malaysia and Brazil. Signs that the global economic recovery could be sustainable were increasingly overshadowed by investor concern over sovereign creditworthiness in advanced economies, particularly some peripheral eurozone members.

U.S. real gross domestic product (GDP) growth recovered sharply, reaching 2.5% year-over-year growth in first quarter 2010 compared with the recession's -3.8% trough rate in second quarter 2009. Accommodative monetary policy and fiscal stimulus supported consumer spending, while recovering corporate profit margins supported an increase in business investment in addition to rebuilding inventories. These positive trends were accompanied by high labor productivity growth and labor market stabilization. The U.S. economy added 573,000 jobs in the first four months of 2010; however, the unemployment rate remained high at 9.9% at period-end.(4) Inflationary pressures were benign with April's headline consumer price index (CPI) at 2.2% and the core CPI at 0.9%.(4) As a result of substantial resource slack and subdued inflation, the Federal Reserve Board left interest rates unchanged over the six-month period at a target range of 0% to 0.25% and continued to signal interest rates would remain at exceptionally low levels for an extended period of time.

Europe's recovery lagged the economic momentum seen in the U.S. and the broader Asian region. Real GDP grew 0.5% year-over-year for the eurozone in 2010's first quarter, but there was increasing divergence in economic performance within the region.(5) For example, while German real GDP rose 1.6% year-over-year, Spanish and Greek GDP contracted 1.3% and 2.3% in first quarter 2010.(6) Part of this larger-than-normal divergence in intra-bloc growth rates stemmed from restrictive fiscal policy and weaker confidence. Several smaller eurozone countries, particularly Greece, faced rapidly rising financing costs as investor concerns mounted over sovereign debt dynamics and possible contagion effects. Although Greece announced an ambitious

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Eurostat.

(6.) Sources: German Federal Statistics Office; INE (Spain); National
     Statistical Service of Greece.


                             4 | Semiannual Report
fiscal consolidation plan to bring its fiscal deficit from 13.6% of GDP in 2009 to less than 3% by 2012, the country was forced into negotiations with the International Monetary Fund and eurozone leaders for a bailout package.(5) Despite participating in the rebound in global industrial activity, Europe's inflexible labor markets during the recession limited the region's ability to generate productivity gains as output recovered. As a result, the eurozone's unemployment rate rose over the reporting period and was 10.1% in April.(5) Inflationary pressures remained benign, as April's headline CPI was 1.5% year-over-year and core CPI rose 0.8%.(5) The European Central Bank (ECB) left interest rates unchanged at 1.0%, and the evolving sovereign debt crisis raised investor expectations that the ECB would delay implementing its monetary policy exit strategy and interest rate normalization.

Economic recovery was strongest in Asia, as the region benefited from a rapid industrial rebound. In addition, signs emerged that the export recovery contributed to stronger domestic economic growth in most Asian economies outside Japan. In 2010's first quarter, China's economic growth was 11.9% year-over-year, Malaysia's, 10.1%, India's, 8.6%, and South Korea's, 7.8%.(7) In contrast, Japan's economy grew 4.6% in 2010's first quarter.(8) With some inflationary pressures building in Asia, central banks there began to normalize monetary policy. While some central banks, including those in Australia, Malaysia and India, hiked interest rates, China tightened banking sector liquidity to curb sharply rising property prices even as consumer prices increased 2.8%, a relatively low level for an economy growing as rapidly as China's.(9) The region also maintained large current account surpluses. In contrast to a 2.9% U.S. current account deficit and 0.6% eurozone deficit, Asia as a region had a 3.6% current account surplus in 2009.(10) Japan, however, stood out as a regional laggard, as the country's economic growth momentum remained weak given a slower translation of export growth into domestic demand than seen elsewhere in the region. Although Japan's exports rose 43.5 % year-over-year in March, the country continued to increase banking system liquidity to counter deepening deflation dynamics.(11) Despite some economic recovery, pricing pressures largely remained dormant given substantial slack in production capacity and weak domestic demand. Japanese headline CPI was -1.1% year-over-year in March and core CPI was -1.2%.(12) Against this backdrop, Japan left interest rates unchanged at 0.1%.

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods, services, income and transfers are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

(7.) Sources: National Bureau of Statistics (China); Department of Statistics
     Malay (Malaysia); India Central Statistical Organization; Bank of Korea (South Korea).

(8.) Source: Economic and Social Research Institute.

(9.) Source: China Economic Information Net.

(10.) Sources: Bureau of Economic Analysis (U.S.); Bloomberg Indices (eurozone);
      International Monetary Fund.

(11.) Source: Ministry of Finance.

(12.) Source: Ministry of Internal Affairs and Communication.


                              Semiannual Report | 5

CURRENCY BREAKDOWN
4/30/10

                       % OF TOTAL
                       NET ASSETS
                       ----------
EUROPE                    50.8%
Swedish Krona             22.9%
Norwegian Krone           17.7%
Swiss Franc                7.5%
Polish Zloty               2.7%
ASIA PACIFIC              42.7%
Australian Dollar         20.0%
Singaporean Dollar         7.1%
Indonesian Rupiah          6.5%
Malaysian Ringgit          4.2%
South Korean Won           2.9%
Indian Rupee               2.0%
AMERICAS                   5.4%
Canadian Dollar            7.6%
Brazilian Real             2.0%
Chilean Peso               1.1%
U.S. Dollar*              -5.3%
MIDDLE EAST & AFRICA       1.1%
Israeli New Shekel         1.1%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

INVESTMENT STRATEGY

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation against the U.S. dollar over the long term.

MANAGER'S DISCUSSION

While the Fund seeks to hedge against U.S. dollar depreciation, it managed to generate a slightly positive return despite U.S. dollar strength against certain currencies during the six months under review. Although the U.S. dollar benefited from higher risk aversion during the period, its strength was primarily versus European currencies and the Japanese yen. Many industrial countries faced fiscal challenges as a consequence of either years of lax fiscal policy or the cost of containing the recent financial crisis. We believe the eurozone's and Japan's economic challenges could further complicate efforts to resolve fiscal issues given low potential growth rates and possible negative effects of fiscal consolidation on economic growth.

During the reporting period, we eliminated our remaining yen exposure and had no euro exposure. Instead, we favored other Asian currencies, some non-euro European currencies and some in the Americas. We believed the U.S. was in relatively better shape than Japan or the eurozone in the near term; however, we identified several factors supporting other currencies against the U.S. dollar over the medium term. For example, the U.S. had a large fiscal deficit (12.5% of GDP in 2009) to correct amid relatively low economic growth.(13) In addition, although the U.S. current account deficit fell to 2.9% of GDP by fourth quarter 2009 from a peak deficit of 6.1% in third quarter 2006, the U.S. relied on external funding of the current account.(14) In our view, the U.S. had not tested other countries' willingness to continue to finance the current account given the combination of historically low interest rates and potential investor sensitivity to the large U.S fiscal deficit. Currencies from much of Asia and the Americas appreciated against the U.S. dollar over the six-month period. Economic growth was stronger in Asia and some Latin American countries than in the U.S. and, in our analysis, could support capital inflows attracted by positive growth differentials over the G-3 (U.S., eurozone and Japan) and rising interest rate differentials over the G-3 as excess slack is eliminated more quickly.

(13.) Source: (C) 2010 International Monetary Fund, World Economic Outlook,
      April 2010.

(14.) Source: Bureau of Economic Analysis.


                             6 | Semiannual Report

AMERICAS

In the Americas, we held exposure to the Canadian dollar and Brazilian real, which rose 6.35% and 0.83% against the U.S. dollar over the six-month period.(3) We favored exposure to currencies from countries with significant natural resources, which we believe could benefit from the combination of stronger global growth and accommodative monetary policy in the G-3. Stronger commodity prices supported the Canadian dollar over the period. The country's recession was not as deep as those of other countries and its economic rebound has not been as pronounced. In 2010's first quarter, real GDP rose 2.2% year-over-year.(15) Employment there had four consecutive monthly gains through April 2010, and Canada entered the global financial crisis in a relatively strong position. Compared to many other major, advanced economies that experienced double-digit fiscal deficits, Canada's fiscal deficit was 5.1% of GDP in 2009, suggesting the size of required fiscal adjustment in Canada would be significantly smaller than elsewhere.(13) During the period, inflationary pressures remained contained despite some indication of rising housing prices. Consumer prices rose 1.8% year-over-year, and Canada's central bank left interest rates unchanged at 0.25%.(15) Brazil's currency, the real, lagged most other South American currencies during the period in part due to authorities imposing a financial transaction tax on foreign inflows to slow the real's appreciation. Economic fundamentals, however, remained supportive of the currency, in our view. Brazil's year-over-year real GDP growth was 4.3% in fourth quarter 2009 and, with relatively fast domestic demand recovery, inflation pressures began to build.(16) Consumer price inflation in April rose 5.3% and represented the sixth consecutive monthly increase.(16) The Brazilian central bank hiked interest rates 75 basis points (bps) to 9.50% from 8.75%, representing the first increase since 2008, which may have marked the beginning of an interest rate tightening cycle.

ASIA

Non-Japan Asian currencies appreciated significantly against the U.S. dollar over the six-month period in relation to most other currencies. The Malaysian ringgit appreciated 7.16% against the U.S. dollar, the South Korean won, 6.67%, the Indonesian rupiah, 5.95%, the Indian rupee, 5.87%, the Australian dollar, 3.02%, and the Singaporean dollar, 2.05%.(3) These currencies were supported by the region's strong and generally balanced growth recovery and expectations for a widening interest rate differential over the G-3. In March, industrial production in South Korea grew 22% year-over-year, and Malaysia's exports increased 36% year-over-year.(17) Unlike in Japan, South Korea's export

(15.) Source: Statistics Canada.

(16.) Source: IBGE (Brazil).

(17.) Sources: Korea National Statistical Office (South Korea); Department of
     Statistics Malay (Malaysia).


                             Semiannual Report | 7
recovery bolstered the rest of the country's economy. For example, the country's consumer spending accelerated 6.3% year-over-year in 2010's first quarter and residential and corporate investment grew 10.7%.(18) There were, however, some early signs of inflationary pressures building in Asia, notably in food prices. Australia was the first central bank to begin normalizing interest rates by raising rates 100 bps to 4.25% during the period. Additionally, India hiked 50 bps and Malaysia 25 bps. With the exception of India, the region maintained moderately low public-sector debt despite deteriorating fiscal balances related to the recent global recession. For instance, in 2009 Australia's public-sector debt was 16% of GDP, South Korea's, 33%, and Malaysia's, 55%, compared with nearly 218% for Japan.(13)

EUROPE/MIDDLE EAST/AFRICA

Although the Fund's non-euro European currency exposure broadly outperformed the euro, which fell 9.88% against the U.S. dollar over the six-month period, most of the Fund's European currency positions depreciated as concerns about eurozone sovereign fundamentals weighed on the broader region.(3) The Polish zloty fell 2.15% against the U.S. dollar, while the Swedish krona, Norwegian krone and Swiss franc depreciated 2.70%, 3.51% and 4.99%, respectively.(3) Despite the weak currency performance over the period, we remained comfortable with the Fund's exposure given our view of these countries' strong fundamental positions. The economic recovery in most of these countries has been more dynamic than in the eurozone. Compared with a 2.2% year-over-year contraction in the eurozone's economy during fourth quarter 2009, Poland's economy grew 3.1%, Switzerland's growth rate was flat, while mainland Norway's and Sweden's contracted 0.1% and 1.5%.(19)

Norway and Sweden generated substantial current account surpluses of 13.8% and 6.4%, respectively, in 2009.(13) In addition, Norway had a budget surplus in 2009, supported by commodity revenues, while Sweden ran a fiscal deficit of just 2.2% of GDP.(13) Largely as a result of strong fiscal policies before the recent recession took hold, Norway and Sweden had public debt of 54% and 41% of GDP, respectively, compared with 115% in Greece and 83% in the U.S.(13) During the six-month reporting period, Norway was the first European country to begin normalizing interest rates and raised rates 25 bps to 1.75% amid signs of firming economic growth and increasing housing prices. Israel also started tightening interest rates, hiking 75 bps to 1.5% over the period, and the Israeli new shekel appreciated 0.72% against the U.S. dollar over the reporting period.(3)

(18.) Source: Bank of Korea.

(19.) Sources: Eurostat (eurozone); Polish Statistics Office; State Secretariat for Economic Affairs (Switzerland); Statistics Norway; Statistics Sweden.


                             8 | Semiannual Report

Thank you for your continued participation in Franklin Templeton Hard Currency Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab

Michael Hasenstab, Ph.D.
Portfolio Manager
Franklin Templeton Hard Currency Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

Please note that although the Fund's Statement of Investments on page 16 of this report indicates the Fund held 31.3% of its total investments in U.S. dollar-denominated assets as of 4/30/10, its net exposure to the U.S. dollar as of that date was -5.3%. The difference is explained by the Fund's holdings of forward currency exchange contracts (please see Statement of Investments in the Financial Statements on page 16 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.


                             Semiannual Report | 9

Performance Summary as of 4/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: ICPHX)         CHANGE   4/30/10   10/31/09
-----------------------         ------   -------   --------
Net Asset Value (NAV)           +$0.07    $9.68      $9.61

ADVISOR CLASS (SYMBOL: ICHHX)   CHANGE   4/30/10   10/31/09
-----------------------------   ------   -------   --------
Net Asset Value (NAV)           +$0.09    $9.74      $9.65

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------                                 -------          -------   -------   -------
Cumulative Total Return(1)               +0.73%            +9.38%   +23.77%   +78.50%
Average Annual Total Return(2)           -1.53%            +6.96%    +3.89%    +5.72%
Value of $10,000 Investment(3)          $9,847           $10,696   $12,102   $17,444
Avg. Ann. Total Return (3/31/10)(4)                        +8.07%    +3.74%    +5.21%
   30-Day Standardized Yield(5)                   0.27%
   Total Annual Operating Expenses(6)             1.21%

ADVISOR CLASS                           6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------------                           -------          -------   -------   -------
Cumulative Total Return(1)                +0.93%           +9.68%   +25.60%   +84.52%
Average Annual Total Return(2)            +0.93%           +9.68%    +4.66%    +6.32%
Value of $10,000 Investment(3)          $10,093          $10,968   $12,560   $18,452
Avg. Ann. Total Return (3/31/10)(4)                       +10.86%    +4.54%    +5.80%
   30-Day Standardized Yield(5)                   0.57%
   Total Annual Operating Expenses(6)             0.93%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             10 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. THE FUND'S ASSETS ARE LARGELY INVESTED IN FOREIGN CURRENCIES, AND THEREFORE INVOLVE POTENTIAL FOR SIGNIFICANT GAIN OR LOSS FROM CURRENCY EXCHANGE RATE FLUCTUATIONS. THE FUND DOES NOT SEEK TO MAINTAIN A STABLE NET ASSET VALUE AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR A U.S. DOLLAR MONEY MARKET FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) The 30-day standardized yield for the 30 days ended 4/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,007.30              $5.28
Hypothetical (5% return before expenses)         $1,000           $1,019.54              $5.31
ADVISOR CLASS
Actual                                           $1,000           $1,009.30              $3.74
Hypothetical (5% return before expenses)         $1,000           $1,021.08              $3.76

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.06% and Advisor: 0.75%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 13

Franklin Templeton Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                     SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2010    -------------------------------------------------------
CLASS A                                                 (UNAUDITED)       2009       2008        2007        2006        2005
-------                                              ----------------   --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $   9.61        $   9.13   $  10.16    $   9.39    $   9.34    $   9.85
                                                        --------        --------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............         (0.01)          (0.02)      0.10        0.28        0.24        0.15
   Net realized and unrealized gains (losses) ....          0.08            0.74      (0.45)       0.84        0.47       (0.12)
                                                        --------        --------   --------    --------    --------    --------
Total from investment operations .................          0.07            0.72      (0.35)       1.12        0.71        0.03
                                                        --------        --------   --------    --------    --------    --------
Less distributions from:
   Net investment income and net realized
      foreign currency gains .....................            --           (0.22)     (0.68)      (0.35)      (0.66)      (0.46)
   Net realized gains ............................            --              --         --          --          --       (0.08)
   Tax return of capital .........................            --           (0.02)        --          --          --          --
                                                        --------        --------   --------    --------    --------    --------
Total distributions ..............................            --           (0.24)     (0.68)      (0.35)      (0.66)      (0.54)
                                                        --------        --------   --------    --------    --------    --------
Redemption fees(c) ...............................            --              --         --(d)       --(d)       --(d)       --(d)
                                                        --------        --------   --------    --------    --------    --------
Net asset value, end of period ...................      $   9.68        $   9.61   $   9.13    $  10.16    $   9.39    $   9.34
                                                        ========        ========   ========    ========    ========    ========
Total return(e) ..................................          0.73%           8.09%     (3.57)%     12.31%       8.06%       0.17%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before expense reduction ................          1.06%           0.95%      1.09%       1.09%       1.13%       1.19%
Expenses net of expense reduction ................          1.06%           0.94%      1.09%(g)    1.09%(g)    1.13%(g)    1.19%(g)
Net investment income (loss) .....................         (0.15)%         (0.28)%     1.07%       2.97%       2.58%       1.54%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $314,073        $422,665   $479,764    $323,255    $322,449    $190,163

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                     SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2010    --------------------------------------------------------
ADVISOR CLASS                                           (UNAUDITED)       2009        2008         2007        2006        2005
-------------                                        ----------------   -------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $  9.65        $  9.15     $  10.18     $  9.41     $  9.36     $  9.87
                                                         -------        -------     --------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ......................          0.01             --(c)      0.14        0.31        0.27        0.18
   Net realized and unrealized gains (losses) ....          0.08           0.75        (0.46)       0.84        0.47       (0.12)
                                                         -------        -------     --------     -------     -------     -------
Total from investment operations .................          0.09           0.75        (0.32)       1.15        0.74        0.06
                                                         -------        -------     --------     -------     -------     -------
Less distributions from:
   Net investment income and net realized
      foreign currency gains .....................            --          (0.23)       (0.71)      (0.38)      (0.69)      (0.49)
   Net realized gains ............................            --             --           --          --          --       (0.08)
   Tax return of capital .........................            --          (0.02)          --          --          --          --
                                                         -------        -------     --------     -------     -------     -------
Total distributions ..............................            --          (0.25)       (0.71)      (0.38)      (0.69)      (0.57)
                                                         -------        -------     --------     -------     -------     -------
Redemption fees(d) ...............................            --             --           --(c)       --(c)       --(c)       --(c)
                                                         -------        -------     --------     -------     -------     -------
Net asset value, end of period ...................       $  9.74        $  9.65     $   9.15     $ 10.18     $  9.41     $  9.36
                                                         =======        =======     ========     =======     =======     =======
Total return(e) ..................................          0.93%          8.49%       (3.28)%     12.60%       8.35%       0.50%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before expense reduction ................          0.75%          0.67%        0.78%       0.84%       0.83%       0.83%
Expenses net of expense reduction ................          0.75%          0.66%        0.78%(g)    0.84%(g)    0.83%(g)    0.83%(g)
Net investment income ............................          0.16%            --%(h)     1.38%       3.22%       2.88%       1.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $66,124        $78,551     $110,247     $89,942     $40,912     $17,532

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report  | 15

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND                                       PRINCIPAL AMOUNT       VALUE
-------------------------------------                                       ----------------   ------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 67.4%
(a) Canada Treasury Bill, 5/27/10 .......................................    17,600,000 CAD    $ 17,308,311
    Government of Australia, 5.25%, 8/15/10 .............................    18,700,000 AUD      17,317,862
    Government of Singapore, 3.125%, 2/01/11 ............................    36,400,000 SGD      27,105,065
    New South Wales Treasury Corp., 7.00%, 12/01/10 .....................    18,200,000 AUD      17,067,921
(a) Norway Treasury Bill, ...............................................
       6/16/10 ..........................................................   100,000,000 NOK      16,905,347
       9/15/10 ..........................................................   232,000,000 NOK      39,004,077
    Queensland Treasury Corp., 10, 5.50%, 5/14/10 .......................    18,500,000 AUD      17,103,939
(a) Sweden Treasury Bill, ...............................................
       6/16/10 ..........................................................   245,000,000 SEK      33,806,717
       9/15/10 ..........................................................   386,300,000 SEK      53,254,913
    Treasury Corp. Victoria, 5.50%, 9/15/10 .............................    18,800,000 AUD      17,458,197
                                                                                               ------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $255,190,402) ..                       256,332,349
                                                                                               ------------

                                                                                 SHARES
                                                                            ----------------
    MONEY MARKET FUNDS (COST $118,867,453) 31.3%
(b) Institutional Fiduciary Trust Money Market Portfolio, 0.00% .........     118,867,453       118,867,453
                                                                                               ------------
    TOTAL INVESTMENTS (COST $374,057,855) 98.7% .........................                       375,199,802
    OTHER ASSETS, LESS LIABILITIES 1.3% .................................                         4,997,053
                                                                                               ------------
    NET ASSETS 100.0% ...................................................                      $380,196,855
                                                                                               ============

(a)  The security is traded on a discount basis with no stated coupon rate.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At April 30, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

                                                                                  SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE       QUANTITY      CONTRACT AMOUNT      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   ---------------   ---------------   ----------   ------------   ------------
Australian Dollar ...       BOFA       Sell         2,200,000     $ 1,962,950       5/17/10     $      --      $ (66,163)
Australian Dollar ...       BOFA        Buy         2,200,000       2,002,000       5/17/10        27,113             --
Poland Zloty ........       DBAB        Buy         2,700,000         973,780       5/18/10            --        (59,656)
Swiss Franc .........       DBAB        Buy         4,568,615       4,293,004       6/07/10            --        (47,855)
Swiss Franc .........       DBAB       Sell         1,440,000       1,336,923       6/07/10            --         (1,122)
Poland Zloty ........       DBAB        Buy         2,514,355         774,124       6/14/10         75,422            --
Swiss Franc .........       DBAB        Buy         2,750,000       2,649,326       6/28/10            --        (93,353)
Poland Zloty ........       DBAB        Buy         6,900,000       2,099,051       6/29/10        229,870            --
Poland Zloty ........       DBAB        Buy         1,800,000         579,579       7/20/10         27,111            --
Poland Zloty ........       DBAB        Buy         7,000,000       2,390,465       7/26/10             --        (32,060)
Swiss Franc .........       UBSW        Buy        10,146,672       9,726,022       7/26/10             --       (291,481)
Indonesian Rupiah ...       HSBC       Sell    50,000,000,000       5,263,158       7/30/10             --       (195,821)
Indonesian Rupiah ...       HSBC        Buy   208,055,500,000      19,779,019       7/30/10      2,936,392             --
Malaysian Ringgit ...       HSBC       Sell        12,000,000       3,516,174       7/30/10             --       (231,496)
Malaysian Ringgit ...       HSBC        Buy        57,816,100      16,373,860       7/30/10      1,682,449             --
Indonesian Rupiah ...       HSBC        Buy    67,360,000,000       6,180,384       9/07/10      1,120,414             --


                             16 | Semiannual Report

Franklin Templeton Global Trust

Forward Exchange Contracts (CONTINUED)

                                                                                  SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY   TYPE      QUANTITY       CONTRACT AMOUNT      DATE      APPRECIATION   DEPRECIATION
--------                ------------   ----   ---------------   ---------------   ----------   ------------   ------------
Poland Zloty ........       DBAB        Buy         4,402,925     $ 1,473,289       9/07/10     $    5,994     $        --
Brazilian Real ......       DBAB       Sell         2,720,000       1,415,193      10/21/10             --         (83,708)
Brazilian Real ......       DBAB        Buy        16,214,000       8,800,000      10/21/10        134,993              --
Canadian Dollar .....       UBSW       Sell         7,270,000       6,962,935      10/21/10             --        (177,048)
Canadian Dollar .....       UBSW        Buy        12,166,830      11,700,000      10/21/10        249,237              --
Chilean Peso ........       DBAB       Sell       500,000,000         943,574      10/21/10             --         (18,501)
Chilean Peso ........       DBAB        Buy     2,761,650,000       5,100,000      10/21/10        213,829              --
Indian Rupee ........       DBAB       Sell        76,000,000       1,627,061      10/21/10             --         (62,786)
Indian Rupee ........       DBAB        Buy       412,544,000       8,800,000      10/21/10        372,842              --
New Israeli Shekel ..       DBAB        Buy        18,889,380       5,100,000      10/21/10             --         (43,505)
New Israeli Shekel ..       DBAB       Sell         3,500,000         926,661      10/21/10             --         (10,253)
Norwegian Krone .....       UBSW        Buy       157,066,250      27,500,000      10/21/10             --      (1,106,133)
Norwegian Krone .....       UBSW       Sell        91,000,000      15,157,825      10/21/10             --        (134,079)
Swiss Franc .........       UBSW        Buy        10,000,000       9,890,219      10/21/10             --        (580,765)
Canadian Dollar .....       CITI        Buy         6,899,000       6,855,059      10/26/10             --         (79,953)
Swiss Franc .........       DBAB        Buy         4,537,463       4,534,968      11/29/10             --        (308,267)
Malaysian Ringgit ...       DBAB        Buy         6,000,000       1,759,531      12/15/10         99,738              --
South Korean Won ....       HSBC        Buy     3,297,000,000       2,824,951       2/14/11        121,382              --
Poland Zloty ........       DBAB        Buy         4,800,000       1,657,058       3/16/11             --         (62,573)
South Korean Won ....       JPHQ        Buy     8,828,110,000       7,696,830       4/01/11        194,264              --
Australian Dollar ...       CITI        Buy         8,110,000       7,143,450       4/28/11         27,671              --
                                                                                                ----------     -----------
   Unrealized appreciation (depreciation) ...................................................    7,518,721      (3,686,578)
                                                                                                ----------     -----------
   Net unrealized appreciation (depreciation) ...............................................   $3,832,143
                                                                                                ==========

See Abbreviations on page 29.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Templeton Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010 (unaudited)

                                                                                 FRANKLIN
                                                                                TEMPLETON
                                                                              HARD CURRENCY
                                                                                   FUND
                                                                              -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................................   $255,190,402
      Cost - Sweep Money Fund (Note 7) ....................................    118,867,453
                                                                              ------------
      Total cost of investments ...........................................   $374,057,855
                                                                              ------------
      Value - Unaffiliated issuers ........................................   $256,332,349
      Value - Sweep Money Fund (Note 7) ...................................    118,867,453
                                                                              ------------
      Total value of investments ..........................................    375,199,802
   Foreign currency, at value (cost $1,525,963) ...........................        495,998
   Receivables:
      Capital shares sold .................................................        921,854
      Interest ............................................................      1,430,197
   Unrealized appreciation on forward exchange contracts ..................      7,518,721
   Other assets ...........................................................          1,052
                                                                              ------------
         Total assets .....................................................    385,567,624
                                                                              ------------
Liabilities:
   Payables:
      Capital shares redeemed .............................................      1,306,261
      Affiliates ..........................................................        286,221
   Unrealized depreciation on forward exchange contracts ..................      3,686,578
   Accrued expenses and other liabilities .................................         91,709
                                                                              ------------
         Total liabilities ................................................      5,370,769
                                                                              ------------
            Net assets, at value ..........................................   $380,196,855
                                                                              ------------
   Net assets consist of:
      Paid-in capital .....................................................   $363,520,074
      Distributions in excess of net investment income ....................     (8,001,039)
      Net unrealized appreciation (depreciation) ..........................      3,976,702
      Accumulated net realized gain (loss) ................................     20,701,118
                                                                              ------------
            Net assets, at value ..........................................   $380,196,855
                                                                              ------------
CLASS A:
   Net assets, at value ...................................................   $314,073,219
                                                                              ------------
   Shares outstanding .....................................................     32,437,434
                                                                              ------------
   Net asset value per share(a) ...........................................   $       9.68
                                                                              ------------
   Maximum offering price per share (net asset value per share / 97.75%) ..   $       9.90
                                                                              ------------
ADVISOR CLASS:
   Net assets, at value ...................................................   $ 66,123,636
                                                                              ------------
   Shares outstanding .....................................................      6,789,237
                                                                              ------------
   Net asset value and maximum offering price per share ...................   $       9.74
                                                                              ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Templeton Global Trust

STATEMENT OF OPERATIONS

for the six months April 30, 2010 (unaudited)

                                                                                 FRANKLIN
                                                                                TEMPLETON
                                                                              HARD CURRENCY
                                                                                   FUND
                                                                              -------------
Investment income:
   Interest ...............................................................   $  2,030,311
                                                                              ------------
Expenses:
   Management fees (Note 3a) ..............................................      1,312,873
   Distribution fees: (Note 3c)
      Class A .............................................................        614,180
   Transfer agent fees (Note 3e) ..........................................        186,774
   Custodian fees (Note 4) ................................................         15,448
   Reports to shareholders ................................................         29,064
   Registration and filing fees ...........................................         55,731
   Professional fees ......................................................         29,783
   Trustees' fees and expenses ............................................         22,483
   Other ..................................................................         12,154
                                                                              ------------
         Total expenses ...................................................      2,278,490
                                                                              ------------
            Net investment income (loss) ..................................       (248,179)
                                                                              ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................................     19,537,911
      Foreign currency transactions .......................................      6,003,477
                                                                              ------------
            Net realized gain (loss) ......................................     25,541,388
                                                                              ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................    (25,567,746)
      Translation of other assets and liabilities denominated in foreign
         currencies .......................................................      2,282,955
                                                                              ------------
            Net change in unrealized appreciation (depreciation) ..........    (23,284,791)
                                                                              ------------
Net realized and unrealized gain (loss) ...................................      2,256,597
                                                                              ------------
Net increase (decrease) in net assets resulting from operations ...........   $  2,008,418
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Templeton Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       FRANKLIN TEMPLETON
                                                                                       HARD CURRENCY FUND
                                                                              -----------------------------------
                                                                              SIX MONTHS ENDED
                                                                               APRIL 30, 2010       YEAR ENDED
                                                                                (UNAUDITED)      OCTOBER 31, 2009
                                                                              ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ........................................    $    (248,179)     $  (1,101,537)
      Net realized gain (loss) from investments and foreign currency
         transactions .....................................................       25,541,388        (37,909,858)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies ...............................................      (23,284,791)        79,304,702
                                                                               -------------      -------------
            Net increase (decrease) in net assets resulting from
               operations .................................................        2,008,418         40,293,307
                                                                               -------------      -------------
   Distributions to shareholders from:
      Net investment income and net realized foreign currency gains
         Class A ..........................................................               --        (11,863,542)
         Advisor Class ....................................................               --         (2,834,750)
      Tax return of capital
         Class A ..........................................................               --           (921,968)
         Advisor Class ....................................................               --           (213,501)
                                                                               -------------      -------------
   Total distributions to shareholders ....................................               --        (15,833,761)
                                                                               -------------      -------------
   Capital share transactions: (Note 2)
         Class A ..........................................................     (110,047,864)       (74,843,177)
         Advisor Class ....................................................      (12,980,571)       (38,410,835)
                                                                               -------------      -------------
   Total capital share transactions .......................................     (123,028,435)      (113,254,012)
                                                                               -------------      -------------
            Net increase (decrease) in net assets .........................     (121,020,017)       (88,794,466)
Net assets:
   Beginning of period ....................................................      501,216,872        590,011,338
                                                                               -------------      -------------
   End of period ..........................................................    $ 380,196,855      $ 501,216,872
                                                                               -------------      -------------
Distribution in excess of net investment income included in net assets:
   End of period ..........................................................    $  (8,001,039)     $  (7,752,860)
                                                                               -------------      -------------

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Templeton Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Templeton Hard Currency Fund (Fund). The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             Semiannual Report | 21

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.


                             22 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral.

See Note 9 regarding other derivative information.

D. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of April 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             Semiannual Report | 23

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                            SIX MONTHS ENDED                YEAR ENDED
                                             APRIL 30, 2010               OCTOBER 31, 2009
                                      ---------------------------   ----------------------------
                                         SHARES         AMOUNT         SHARES          AMOUNT
                                      -----------   -------------   ------------   -------------
CLASS A SHARES:
   Shares sold ....................     6,872,887   $  66,301,830     30,384,530   $ 278,622,262
   Shares issued in reinvestment of
      distributions ...............            --              --        669,338       6,064,199
   Shares redeemed ................   (18,402,645)   (176,349,694)   (39,662,448)   (359,529,638)
                                      -----------   -------------   ------------   -------------
   Net increase (decrease) ........   (11,529,758)  $(110,047,864)    (8,608,580)  $ (74,843,177)
                                      -----------   -------------   ------------   -------------
ADVISOR CLASS SHARES:
   Shares sold ....................     2,421,333   $  23,575,058      8,433,106   $  78,129,400
   Shares issued in reinvestment of
      distributions ...............            --              --        283,675       2,575,771
   Shares redeemed ................    (3,768,966)    (36,555,629)   (12,634,000)   (119,116,006)
                                      -----------   -------------   ------------   -------------
   Net increase (decrease) ........    (1,347,633)  $ (12,980,571)    (3,917,219)  $ (38,410,835)
                                      -----------   -------------   ------------   -------------


                             24 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

SUBSIDIARY                                                         AFFILIATION
-------------------------------------------------------------   ----------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted a reimbursement distribution plan for Class A pursuant to Rule 12b-1 under the 1940 Act, under which the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.45% per year of its average daily net assets. Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board. Costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $34,073
Contingent deferred sales charges retained ...................   $22,015

E. TRANSFER AGENT FEES

For the period ended April 30, 2010, the Fund paid transfer agent fees of $186,774, of which $117,004 was retained by Investor Services.


                             Semiannual Report | 25

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2013 .................................   $2,133,269
   2014 .................................      190,081
   2017 .................................      276,805
                                            ----------
                                            $2,600,155
                                            ==========

At April 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................   $374,527,921
                                                 ============
Unrealized appreciation ......................   $  2,979,591
Unrealized depreciation ......................     (2,307,710)
                                                 ------------
Net unrealized appreciation (depreciation) ...   $    671,881
                                                 ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and tax straddles.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

There were no purchases or sales of investments (other than short term securities) for the period ended April 30, 2010.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees


                             26 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO (CONTINUED)

paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER DERIVATIVE INFORMATION

At April 30, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                 ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                       ---------------------------------------   ---------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS    STATEMENT OF ASSETS AND     FAIR VALUE    STATEMENT OF ASSETS AND     FAIR VALUE
HEDGING INSTRUMENTS       LIABILITIES LOCATION        AMOUNT        LIABILITIES LOCATION        AMOUNT
--------------------   --------------------------   ----------   --------------------------   ----------
Foreign exchange       Unrealized appreciation on                Unrealized depreciation on
   contracts .......   forward exchange contracts   $7,518,721   forward exchange contracts   $3,686,578

For the period ended April 30, 2010, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                               CHANGE IN
                                                                                               UNREALIZED       AVERAGE
                                                                                              APPRECIATION       AMOUNT
DERIVATIVE CONTRACTS                                                        REALIZED GAIN    (DEPRECIATION)   OUTSTANDING
NOT ACCOUNTED FOR AS                      STATEMENT OF                      (LOSS) FOR THE      FOR THE       DURING THE
HEDGING INSTRUMENTS                   OPERATIONS LOCATIONS                      PERIOD           PERIOD        PERIOD(a)
--------------------   --------------------------------------------------   --------------   --------------   -----------
Foreign exchange
   contracts .......   Net realized gain (loss) from foreign currency
                       transactions/Net change in unrealized appreciation
                       (depreciation) on translation of other assets and
                       liabilities denominated in foreign
                       currencies                                             $2,190,596      $(3,516,136)    324,319,327

(a) Represents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.


                             Semiannual Report | 27

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended April 30, 2010, the Fund did not utilize the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             28 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

11. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund's assets and liabilities carried at fair value:

                                            LEVEL 1        LEVEL 2      LEVEL 3      TOTAL
                                         ------------   -------------   -------   ------------
ASSETS:
   Investments in Securities:
   Foreign Government and Agency
      Securities .....................   $         --    $256,332,349    $--      $256,332,349
   Short Term Investments ............    118,867,453              --     --       118,867,453
                                         ------------    ------------    ---      ------------
      Total Investments in
         Securities ..................   $118,867,453    $256,332,349    $--      $375,199,802
                                         ============    ============    ===      ============
   Forward Exchange Contracts ........             --       7,518,721     --         7,518,721
LIABILITIES:
   Forward Exchange Contracts ........             --       3,686,578     --         3,686,578

12. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

COUNTERPARTY

BOFA - Bank of America N.A
CITI - Citibank N.A.
DBAB - Deutsche Bank AG
HSBC - HSBC Bank USA
JPHQ - JPMorgan Chase Bank, N.A
UBSW - UBS AG

CURRENCY

AUD - Australian Dollar
CAD - Canadian Dollar
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar


                             Semiannual Report | 29

Franklin Templeton Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Hard Currency Fund
(Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers


                             30 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. In assessing such performance, consideration was given to the Fund's performance as set forth in the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the


                             Semiannual Report | 31

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

investment performance of its Class A shares during 2009, as well as for the previous 10 years ended December 31, 2009, in comparison to a performance universe consisting of all retail and institutional international income funds as selected by Lipper. The Lipper report showed the Fund's income return during 2009 was in the lowest quintile of its performance universe, and on an annualized basis was in the middle quintile of such universe for the previous three-, five- and 10-year periods. The Fund's total return during 2009 placed it in the lowest quintile of such universe as shown in the Lipper report and its total return on an annualized basis during the previous three-, five- and 10-year periods was in the lowest quintile, middle quintile, and second-lowest quintile of such universe, respectively. The investment objective of this Fund is to provide a hedge against the U.S. dollar and the Fund invests in AAA- and AA-rated credits of relatively short maturity and its prospectus restriction requires it invest 80% of its assets in "hard currencies" being generally those of politically stable industrialized nations. In discussing 2009 performance, management noted such objective and restrictions that limited returns in the low rate environment across developed markets that existed during such period. The Board believed the Fund's comparative Lipper report performance largely reflected its investment objective and restrictions and that no change in portfolio management or investment strategy was warranted.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of eight funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis considers administrative charges to be part of management fees, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate for the Fund to be at the median for its Lipper expense group, and its actual total expense ratio to be the least expensive within such expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the


                             32 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the Fund's investment management agreement provides for a management fee of 0.65% at all asset levels.


                             Semiannual Report | 33

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In considering the need for breakpoints, management expressed the view that such fee schedule is low for this type of fund and anticipates economies of scale that may exist as the Fund grows to a larger size. In support of this position, management pointed out the Fund's favorable fee and expense comparison within its Lipper expense group. At December 31, 2009, the Fund had net assets of approximately $480 million, and the Board accepted management's position but intends to monitor future growth in Fund assets and the appropriateness of adding investment management fee breakpoints.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             34 | Semiannual Report

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A SUMMARY PROSPECTUS AND/OR PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ A PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets
Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Conservative Allocation Fund(3)
Franklin Templeton Growth Allocation Fund(3)
Franklin Templeton Moderate Allocation Fund(3)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(5)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.

(4.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(5.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6.) The fund invests primarily in insured municipal securities.

(7.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(8.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TEMPLETON
HARD CURRENCY FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

(C) 2010 Franklin Templeton Investments. All rights reserved.

412 S 06/10


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By /S/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/Laura F. Fergerson
   -------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010


By /S/Gaston Gardey
   ---------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2010